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                                    ARTHUR
                                   ANDERSEN

                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements No.'s 33-95194, 33-95192, and 33-98688.


                                                        /s/ ARTHUR ANDERSEN LLP
                                                           ARTHUR ANDERSEN LLP


Boston, Massachusetts,
March, 1997